UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 29, 2006

DUKE REALTY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Indiana	1-9044	35-1740409
(State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

600 East 96th Street
Suite 100
Indianapolis, IN 46240
(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 29, 2006, Duke Realty Corporation (the “Company”) filed with the Secretary of State of the State of Indiana a designating amendment (the “Designating Amendment”) to the Company’s Third Restated Articles of Incorporation (the “Articles”), establishing the amount, terms and rights of the Company’s 7.25% Series N Cumulative Redeemable Preferred Shares, par value $0.01 per share (the “Series N Preferred Shares”). Pursuant to General Instruction F to the Securities and Exchange Commission’s (the “Commission”) Form 8-K, the Designating Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K (this “Report”) and is incorporated into this Item 5.03 by this reference.

On June 29, 2006, the Company also filed with the Secretary of State of the State of Indiana a certificate of correction to the Articles (the “Certificate of Correction”), to amend and restate Exhibit M to the Articles, which was originally filed with the Secretary of State of the State of Indiana on January 26, 2006 to designate the terms of the Company’s 6.95% Series M Cumulative Redeemable Preferred Shares, par value $0.01 per share. Pursuant to General Instruction F to the Commission’s Form 8-K, the amended and restated Exhibit M is filed as Exhibit 3.2 to this Report and is incorporated into this Item 5.03 by this reference.

Item 8.01.              Other Events.

On June 30, 2006, the Company completed the issuance of 440,000 shares of its Series N Preferred Shares to American Stock Transfer & Trust Company, as depositary, and the related issuance and sale to the public of 4,400,000 Depositary Shares, each representing 1/10th of a share of the Company’s Series N Preferred Shares. The Depositary Shares were registered with the Commission pursuant to the Company’s registration statement on Form S-3 (Registration Statement No. 333-120492) (as the same may be amended or supplemented, the “Registration Statement”), under the Securities Act of 1933, as amended.

Item 9.01.              Financial Statements and Exhibits.

The following exhibits are filed with this Report pursuant to Item 601 of the Commission’s Regulation S-K in lieu of filing the otherwise required exhibits to the Registration Statement. This Report is incorporated by reference into the Registration Statement, and, as such, the Company is filing the following exhibits to cause them to be incorporated by reference into the Registration Statement as exhibits thereto. By filing this Report, and the exhibits hereto, however, the Company does not believe that any of the information set forth herein or in the exhibits hereto represent, either individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(ii) of the Commission’s Regulation S-K) in the information set forth in, and incorporated by reference into, the Registration Statement.

Exhibit Number	Description
3.1

Designating Amendment to the Third Restated Articles of Incorporation of Duke Realty Corporation, establishing the amount, terms and rights of Duke Realty Corporation’s 7.25% Series N Cumulative Redeemable Preferred Shares.

3.2

Amended and Restated Exhibit M to the Third Restated Articles of Incorporation of Duke Realty Corporation (which serves as the corrected Designating Amendment to the Third Restated Articles of Incorporation of Duke Realty Corporation, establishing the amount, terms and rights of Duke Realty Corporation’s 6.95% Series M Cumulative Redeemable Preferred Shares).

4.1

Deposit Agreement, dated as of June 30, 2006, by and among Duke Realty Corporation, American Stock Transfer & Trust Company, as depositary, and the holders from time to time of the Depositary Receipts (which includes as an exhibit thereto the form of Depositary Receipt).

4.2	Form of certificate representing the Series N Preferred Shares.
5.1	Legality Opinion of Alston & Bird LLP.
8.1	Tax Opinion of Alston & Bird LLP.
23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1).
23.2	Consent of Alston & Bird LLP (included in Exhibit 8.1).
99.1	Other Expenses of Issuance and Distribution (as required by Item 14 of Part II of Form S-3)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE REALTY CORPORATION

Date: July 5, 2006	By:	/s/ Howard L. Feinsand
Howard L. Feinsand
Executive Vice President,
General Counsel and Corporate Secretary